 TappAlpha SPY Growth & Daily Income ETF (TSPY)
TappAlpha Innovation 100 Growth & Daily Income ETF (TDAQ)

(each, a “Fund” and collectively, the “Funds”)

Each a series of
ETF Opportunities Trust

Supplement dated April 18, 2025
to the Prospectus
dated August 13, 2024,
as supplemented from time to time

TappAlpha SPY Growth & Daily Income ETF

Effective immediately, the second paragraph under the section entitled “Principal Investment Strategies” in the Fund’s summary section of the Fund’s Prospectus and the section entitled “ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS – TappAlpha SPY Growth & Daily Income ETF” of the Fund’s Prospectus is hereby deleted and replaced with the following information:

The Fund will receive premium income for each call option sold. The expiration dates at the time of purchase for the Fund’s sold call options will range from the same day to one week. While the Fund expects to primarily invest in daily or 0DTE call options, the Fund may use options expiring weekly or purchase put options to accommodate defensive actions, if needed to prevent against a loss of premium or a capital loss. The Fund may also implement multi-leg option strategies such as credit spreads as defensive actions during periods of heightened market volatility. Multi-leg option strategies involve selling a call option while simultaneously buying another call option at a different strike price on the same underlying and with the same expiration date. Compared to a similar strategy using monthly call options, a strategy using daily call options provides a higher income potential and a more stable income level in volatile markets. The Fund’s use of daily or 0DTE call options provides a higher likelihood of participating more closely in the capital performance of the underlying security as compared to covered call strategies with longer time horizons. However, it is important to note that the sale of these call options to generate income will limit the Fund’s ability to participate in increases in value of SPY beyond a certain point. If the value of SPY increases, the above-referenced long exposure would allow the Fund to experience similar percentage gains. However, if SPY appreciates in value beyond the strike price of the call option contracts that the Fund has sold to generate income, the Fund will lose money on those short call positions, and the losses will, in turn, limit the upside return of the Fund’s long exposure. As a result, the Fund’s overall strategy (i.e., the combination of the long exposure to SPY and the sold 0DTE call positions) will limit the Fund’s participation in gains of SPY beyond a certain point. This strategy effectively converts a portion of the potential upside price return growth of SPY into current income.

TappAlpha Innovation 100 Growth & Daily Income ETF

Effective immediately, the second paragraph under the section entitled “Principal Investment Strategies” in the Fund’s summary section of the Fund’s Prospectus and the section entitled “ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS – TappAlpha 100 Innovation Growth & Daily Income ETF” of the Fund’s Prospectus is hereby deleted and replaced with the following information:

The Fund will receive premium income for each call option sold. The expiration dates at the time of purchase for the Fund’s sold call options will range from the same day to one week. While the Fund expects to primarily invest in daily or 0DTE call options, the Fund may use options expiring weekly or purchase put options to accommodate defensive actions, if needed to prevent against a loss of premium or a capital loss. The Fund may also implement multi-leg option strategies such as credit spreads as defensive actions during periods of heightened market volatility. Multi-leg option strategies involve selling a call option while simultaneously buying another call option at a different strike price on the same underlying and with the same expiration date. Compared to a similar strategy using monthly call options, a strategy using daily call options provides a higher income potential and a more stable income level in volatile markets. The Fund’s use of daily or 0DTE call options provides a higher likelihood of participating more closely in the capital performance of the underlying security as compared to covered call strategies with longer time horizons. However, it is important to note that the sale of these call options to generate income will limit the Fund’s ability to participate in increases in value of QQQ beyond a certain point. If the value of QQQ increases, the above-referenced long exposure would allow the Fund to experience similar percentage gains. However, if QQQ appreciates in value beyond the strike price of the call option contracts that the Fund has sold to generate income, the Fund will lose money on those short call positions, and the losses will, in turn, limit the upside return of the Fund’s long exposure. As a result, the Fund’s overall strategy (i.e., the combination of the long exposure to QQQ and the sold 0DTE call positions) will limit the Fund’s participation in gains of QQQ beyond a certain point. This strategy effectively converts a portion of the potential upside price return growth of QQQ into current income.

Effective immediately, the following information is added to the section entitled “Principal Risks” in each Fund’s summary section of the Funds’ Prospectus and the section entitled “ADDITIONAL INFORMATION ABOUT RISK – Principal Risks – Investment Risks of the Funds” of the Funds’ Prospectus:

Spread Strategy Risk. The Fund may engage in option spread strategies, such as credit spreads, in which it simultaneously buys and sells options on the same underlying asset. While these strategies can be used to manage risk or increase income, they also introduce additional complexities and may limit potential gains or exacerbate losses if not executed as intended. In certain market conditions, such strategies may underperform or fail to mitigate downside exposure as expected.

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For more information regarding this supplement please call 1-844-403-2888.

This Supplement and the existing Prospectus provide relevant information for all shareholders and should be retained for future reference. The Prospectus has been filed with the U.S. Securities and Exchange Commission, is incorporated by reference, and can be obtained without charge by calling the Funds toll-free at 844-403-2888.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.